EXECUTION COPY

                           PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT, dated as of March 24, 2002 (this "Agreement"), is by and between DLJ Mortgage Capital, Inc., a Delaware corporation ("Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("Buyer"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the pooling and servicing agreement, dated as of March 24, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, The Cit Group/Sales Financing, Inc., as servicer, Olympus Servicing, L.P., as special servicer and JPMorgan Chase Bank, as the trustee.

          For and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Seller hereby sells, grants, transfers and assigns to Buyer, without recourse, all of the right, title and interest of Seller, in, to and under (a) (i) each Contracts listed on Exhibit A attached hereto (the "Contracts"), including all principal received or receivable on or with respect to such Contracts on or after the date hereof, (ii) all interest received or receivable on or with respect to such Contracts on or after April 1, 2002 and
(iii) seven days interest on the aggregate principal balance of such Contracts as of the date hereof at a per annum rate equal to the weighted average of the Net Contract Rates of the Contracts as of the date hereof (calculated on the basis of twelve 30-day months); (b) those certain agreements listed on Exhibit B attached hereto (the "Agreements") with respect to the Contracts and (c) the September Credit Support Agreement, dated November 21, 2001 (the "September Credit Support Agreement"), by and among the Seller, CIT Group Inc. (formerly known as Tyco Capital Corporation), The CIT Group/Sales Financing, Inc. and The CIT Group/Consumer Finance, Inc. (NY) relating to the Contracts, and the Buyer hereby agrees to buy such Contracts and rights in such Agreements and the September Credit Support Agreement for a purchase price of $102,613,795.65 (the "Purchase Price"). The parties hereto acknowledge that such Purchase Price is the fair market value of the Contracts and the rights in such Agreements and the September Credit Support Agreement.

          The Seller specifically reserves and does not assign to the Buyer hereunder any and all right, title and interest in, to and under and all obligations of the Seller with respect to any contracts subject to the Agreements which are not the Contracts set forth on Exhibit A attached hereto and are not the subject of this Purchase Agreement.

          2. The Seller warrants and represents to, and covenants with, the Buyer that:

               a. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Contracts;

               b. The Seller has full corporate power and authority to execute, deliver and perform its obligations under this Purchase, and to consummate the transactions set forth herein. The execution, delivery and performance by the Seller of this Purchase Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Purchase Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding

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obligation of the Seller  enforceable  against the Seller in accordance with its respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               c. To the  best  of  Seller's  knowledge,  no  material  consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Purchase Agreement, or the consummation by it of the transactions contemplated hereby;

               d. The Seller is the lawful owner of the Contracts and the September Credit Support Agreement with the full right to transfer the Contracts and the September Credit Support Agreement free from any and all claims and encumbrances whatsoever;

               e. The Seller has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses with respect to the Agreements, the Contracts or the September Credit Support Agreement;

               f. The Seller has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, the Contracts or the September Credit Support Agreement, including without limitation the transfer of the servicing obligations under the Agreements. The Seller has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements, the September Credit Support Agreement or the Contracts; and

              g. Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Contracts, any interest in the Contracts or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Contracts, any interest in the Contracts or any other similar security from, or otherwise approached or negotiated with respect to the Contracts, any interest in the Contracts or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Contracts under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of the Contracts a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          3. The Buyer warrants and represents to, and covenants with, the Seller that:

               a. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Contracts;

               b. The Buyer has full corporate power and authority to execute, deliver and perform its obligations under this Purchase Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance by the Buyer of this Purchase Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Buyer. This Purchase Agreement has been duly executed and delivered by the Buyer and constitutes the valid and legally binding obligation of the Buyer enforceable against the Buyer in accordance with


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its   respective   terms   subject   to   applicable   bankruptcy,   insolvency,
reorganization,   moratorium  and  other  laws  affecting  the   enforcement  of
creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law (except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies);

               c. To the best of Buyer's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Buyer in connection with the execution, delivery or performance by the Buyer of this Purchase Agreement, or the consummation by it of the transactions contemplated hereby;

               d. The Buyer agrees to be bound by all of the terms, covenants and conditions of the Agreements and the Contracts, and from and after the date hereof, the Buyer assumes for the benefit of the Seller all of the Seller's obligations thereunder, with respect to the Contracts;

               e. The Buyer understands that the Contracts have not been registered under the 1933 Act or the securities laws of any state;

               f. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge with respect to financial and business matters that it is capable of evaluating the merits and the risks of investment in the Contracts;

               g. The Buyer has been furnished with all information regarding the Contracts that it has requested from the Seller; and

               h. Either: (1) the Buyer is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and the Buyer is not directly or indirectly purchasing the Contracts on behalf of, as investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Buyer's purchase of the Contracts will not result in a prohibited transaction under section 406 of ERISA or Section 4975 of the Code.

          4. This Purchase Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by duly authorized representatives of the parties hereto.

          5. This Purchase Agreement may be assigned by the Buyer at any time without the prior consent of the Seller.

          6. This Purchase Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an
original,   and  such  counterparts  shall  constitute  but  one  and  the  same instrument.


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


          7. THIS PURCHASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
AGREEMENTS  MADE  AND  TO BE  PERFORMED  IN  THE  STATE  OF  NEW  YORK  AND  THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          8. It is the express intent of the parties hereto that the conveyance of the Contracts, by the Seller to the Buyer be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller, or if for any other reason this Purchase Agreement is held or deemed to create a security interest in either such assets, then (i) this Purchase Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Purchase Agreement shall be deemed to be an assignment and a grant by the Seller to the Buyer, of a security interest in all of the assets transferred, whether now owned or hereafter acquired. The Seller for the benefit of the Buyer shall, to the extent consistent with this Purchase Agreement, take such actions as may be necessary to ensure that, if this Purchase Agreement were deemed to create a security interest in the Contracts, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Seller shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted by the Seller to the Buyer.



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



          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SELLER:                                     BUYER:

DLJ MORTGAGE CAPITAL, INC.                  CREDIT SUISSE FIRST BOSTON MORTGAG
                                            SECURITIES CORP.


By:                                         By:
        ------------------------------             ----------------------------
Name:   Peter Sack                          Name:  Kari Roberts
Title:  Vice President                      Title: Vice President

Taxpayer Identification Number:             Taxpayer Identification Number:
13-3460798                                  13-3320910
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                                    EXHIBIT A

                                Contract Schedule

                             [Provided Upon Request]

                                    EXHIBIT B

                               List of Agreements





1. Master Manufactured Housing Purchase, Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 29, 2001, among The CIT Group/Sales Financing, Inc., The CIT Group/Consumer Financing, Inc. (NY), The CIT Group, Inc. and DLJ Mortgage Capital, Inc. (a copy of which is attached to this Exhibit B)

2.   Bill of Sale (as defined in the Sale and Servicing Agreement)

3. Term Sheet (as defined in the Sale and Servicing Agreement) for the Contracts (as defined in this Purchase Agreement).